UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 26, 2010

Cienega Creek Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-53364	20-5432794
(Commission File Number)	(IRS Employer Identification No.)

Room 2303, 2304 ShenFang Square, 3005 RenMing Road South,
LuFung District, Shenzhen, China 518001
(Address of Principal Executive Offices) (Zip Code)

(86) 411 84508566
(Registrant’s Telephone Number, Including Area Code)

360 Main Street, Washington, VA  22747
(former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement

On April 26, 2010, Cienega Creek Holdings, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) by and among China Sheng Yong Bio-pharmaceutical Holding Company Limited, a British Virgin Islands limited company (the “Buyer”), Belmont Partners, LLC, a Virginia limited liability company (the “Seller”), and the Company.  Pursuant to the terms of the Purchase Agreement, on April 26, 2010 (the “Closing Date”), the Buyer acquired from the Seller 1,299,000 shares (the “Purchased Stock”), or approximately 56.62%, of the issued and outstanding common stock of the Company.  In consideration for the sale of the Purchased Stock, the Buyer paid the Seller $280,000 and the Company agreed to issue to the Seller shares of its common stock (the “Issued Stock”) such that the Seller will own 5% of the issued and outstanding capital stock of the Company after the closing of a merger transaction with an as of yet unidentified target corporation contemplated by the Purchase Agreement.  Pursuant to the terms of the Purchase Agreement, the then current officer and director of the Company resigned on the Closing Date and Qingyu Meng was named President and Director of the Company and Yung Kong Chin was named Secretary and Director of the Company.  Qingyu Meng  is a director and President of the Buyer and Yung Kong Chin is a director and Secretary of the Buyer.  Such resignation and appointments were effective as of the Closing Date with respect to the officers of the Company.  The resignation of the current director and the naming of Yung Kong Chin and Qingyu Meng as directors will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.  Joseph J. Meuse, the former President and a current director of the Company, is a managing member of the Seller.  A copy of the Purchase Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  All references to the Purchase Agreement are qualified in their entirety by the text of such exhibit.

Item 3.02 - Unregistered Sales of Equity Securities

Pursuant to the Purchase Agreement, on April 26, 2010, we became obligated to issue to the Seller shares of our common stock such that the Seller will own 5% of the issued and outstanding capital stock of the Company after the closing of a merger transaction with an as of yet unidentified target corporation contemplated by the Purchase Agreement.  The Company entered into the Purchase Agreement to facilitate (i) the sale of the Purchased Stock (ii) a change in the management of the Company, and (iii) a possible merger transaction, each of which the Company believes to be in the future best interests of the Company and its shareholders.  We expect that these securities will not be registered under the Securities Act of 1933, as amended (the “Act”).  The Company is relying on Section 4(2) of the Act and/or other applicable exemptions under the Act in connection with the issuance of the Issued Stock.  No advertising or general solicitation was employed in offering the securities.  The securities will be issued to a sophisticated, accredited investor who was provided with access to all of the current public information available on the Company.  An appropriate legend will be placed on the certificate for such shares prohibiting the sale or distribution of such securities without registration under the Act or an applicable exemption therefrom.  Further reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

Item 5.01.         Changes in Control of Registrant.

(a)          On April 26, 2010, China Sheng Yong Bio-pharmaceutical Holding Company Limited, a British Virgin Islands limited company, acquired 1,299,000 shares, or approximately 56.62%, of the issued and outstanding shares of common stock of the Company, from the Seller.  The acquisition was governed by the terms of the Common Stock Purchase Agreement among the Buyer, the Seller and the Company dated April 26, 2010.  As a result of the Buyer’s acquisition of the Purchased Stock, a change in voting control of the Company took place and the Buyer now controls the Company by reason of its ownership of approximately 52.62% of the issued and outstanding common stock of the Company and the appointment of Qingyu Meng as President and Director of the Company and Yung Kong Chin as Secretary and Director of the Company.  Qingyu Meng is a Director and President of the Buyer and Yung Kong Chin is a Director and Secretary of the Buyer.

Prior to the transaction, the Seller owned 1,299,000, or approximately 56.62%, of the issued and outstanding shares of common stock of the Company.

The aggregate purchase price paid by the Buyer for the Purchased Stock was $280,000 (the “Cash Consideration”).  The Cash Consideration was paid to the Seller in cash.

There are no arrangements or understandings among the Buyer and the Seller and their associates with respect to the election of directors or other matters, except that at the closing on the Closing Date: (a) Joseph J. Meuse resigned as a member of the Company’s board of directors and as President of the Company, and (b) Qingyu Meng was named President and Director of the Company and Yung Kong Chin was named Secretary and Director of the Company.  Qingyu Meng is a Director and President of the Buyer and Yung Kong Chin is a Director and Secretary of the Buyer.  The resignation of Joseph J. Meuse as the current director and the appointment of Yung Kong Chin and Qingyu Meng as a directors will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.  Biographical information relating to Messrs. Chin and Meng is set forth below under Item 5.02(c).

The Company was a “shell company”, as defined in Rule 12b-2 of the Exchange Act prior to the change in control.  In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10 registration statement under the Exchange Act upon consummation of the transaction, provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included, instead of including the required disclosure in this Form 8-K.  Except as modified by this current report on Form 8-K, the Company hereby incorporates the relevant information contained in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 2, 2009, its Quarterly Reports on Form 10-Q filed with the SEC on February 17, 2010, November 20, 2009 and August 7, 2009, its Current Reports on Form 8-K filed with the SEC on March 22, 2010, December 3, 2009, September 4, 2009, and August 11, 2009, and its Amendment #1 to Form SB-2/A filed with the SEC on September 13, 2007 into this Current Report on Form 8-K.

Further reference is made to the disclosures set forth under Items 1.01, 3.02 and 5.02 of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

Properties

We do not own any properties.  During fiscal year 2010 we leased office space from our former President Michael Klinicki on a rent-free basis in Mr. Klinicki’s residence without any lease agreement or obligation.  On March 16, 2010, we moved our headquarters to office space owned by our then sole officer and Director Joseph J. Meuse and continued to have no lease agreement or obligation.  On April 26, 2010, we moved our headquarters to office space occupied by Qingyu Meng, our President, and continue to have no lease agreement or obligation.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 26, 2010, certain information with respect to the beneficial ownership of our common stock, by (i) any person or group with more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all executive officers and directors as a group.

Unless otherwise indicated the address of each person identified in the table is c/o the Company, Room 2303, 2304 Shen Fang Square, 3005 Ren Ming Road South, Lu Fung District, Shenzhen, China 518001. Under securities law, a person is considered a beneficial owner of any securities that the person owns or has the right to acquire beneficial ownership of within 60 days. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.  The information in this table is as of April 26, 2010 based upon 2,294,250 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Qingyu Meng (President)	1,299,000	(1)	56.6	%(1)
Yung Kong (Secretary)	1,299,000	(2)	56.6	%(2)
Joseph J. Meuse (Director and former President) 360 Main Street PO Box 393 Washington, Virginia 22747	-	(3)	-	(3)
Michael A. Klinicki (Former CEO) 9181 S. Antler Crest Drive Vail, Arizona 85641	-		-
All officers and directors as a group (four persons)	1,299,000		56.6%
China Sheng Yong Bio-pharmaceutical Holding Company Limited	1,299,000		56.6%
Belmont Partners, LLC 360 Main Street PO Box 393 Washington, Virginia 22747	-	(4)	-	(4)

(1)  Mr. Meng is a director and President of China Sheng Yong Bio-pharmaceutical Holding Company Limited, which is the owner of 1,299,000 shares of the Company’s common stock.

(2)  Mr. Chin is a director and Secretary of China Sheng Yong Bio-pharmaceutical Holding Company Limited, which is the owner of 1,299,000 shares of the Company’s common stock.

(3)  Mr. Meuse is a Managing Member of Belmont Partners, LLC, to which the Company is obligated to issue shares of its common stock such that the Belmont Partners, LLC will own 5% of the issued and outstanding capital stock of the Company after the closing of a merger transaction with an as of yet unidentified target corporation contemplated by the Purchase Agreement.  As there is no right to acquire such shares within 60 days and the actual number of shares to be issued cannot be determined until the time of such merger, such shares have not been included in the numbers of shares listed in the table.

(4)  The Company is obligated to issue to Belmont Partners, LLC shares of its common stock such that the Belmont Partners, LLC will own 5% of the issued and outstanding capital stock of the Company after the closing of a merger transaction with an as of yet unidentified target corporation contemplated by the Purchase Agreement.  As there is no right to acquire such shares within 60 days and the actual number of shares to be issued cannot be determined until the time of such merger, such shares have not been included in the numbers of shares listed in the table.

Directors and Executive Officers

Prior to the Closing, our Board of Directors consisted of one director, Joseph J. Meuse (the “Current Director”). The Current Director has submitted a letter of resignation and Yung Kong Chin and Qingyu Meng have been appointed to our Board of Directors (the “Incoming Directors”). The resignation of the Current Director and appointment of the Incoming Directors will both become effective 10 days after the filing and mailing of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934 (the “Effective Date”).  On April 26, 2010, the board of directors appointed the new executive officers as listed below.

NAME	AGE	POSITION
Qingyu Meng (1)	41	Director and President
Yung Kong Chin(1)	57	Director and Secretary
Joseph J. Meuse(2)	39	Director

(1)  Will become a director on the Effective Date.
(2)  Current director until the Effective Date.

Yung Kong Chin               Mr. Chin graduated from the University of Hull in the United Kingdom with a Master of Finance.  Mr. Chin served as president of QMIS Capital Finance Pty. Ltd. in Singapore and QMIS Capital Finance Investment Inc. from 2003 to the present.  Before joining QMIS, he was a financial controller for the Kwok Group company in China.

Qingyu Meng                     Mr. Meng is a Master’s Degree candidate with a bio-pharmaceuticals major in the life science college, Heilongjiang August First Land Reclamation University.  Since 2001, he has specialized in housefly bio-active proteins’ medical application research in the area of molecular biology. He is the member of Heilongjiang Provincial Hospital Management Association Professional Committee of Clinical Nutrition; the managing director of Daqing Nutrition Society; a technology partner of State Key Protein Structure Laboratory; and he independently has four national invention patents of full housefly bio-active proteins.  Since 2005, he has been the chairman and president of China Housefly Biotechnology Holding Company.

Joseph J. Meuse                Mr. Meuse resides in Warrenton, VA.  Mr. Meuse has been involved with corporate restructuring since 1995. He is the Managing Member of Belmont Partners, LLC and was previously a Managing Partner of Castle Capital Partners.  Mr. Meuse attended the College of William and Mary.  In the past five years, Mr. Meuse has served as a director of numerous reporting public companies including Action Industries, Inc., All State Properties Holdings, Inc., Blue Gem Enterprise, Cinnabar Ventures, Inc., Blue Fish Clothing, Inc., Brite-Strike Tactical Illumination Products, Inc., Comprehensive Healthcare Solutions, Inc., Contracted Services, Inc., Firstar Exploration Corp., Fresca Worldwide Trading Company, Geopulse Explorations, Inc., Hudson’s Grill International, Inc., iDcentrix, Inc., Intercontinental Resources, Inc., Ivecon Corp., Jamaica Jim, Inc., Jasper Ventures, Inc., King Resources, Inc., Lions Petroleum Inc., Madrona Ventures, Inc., Michael Lambert, Inc., Miller Diversified Corp., Network Capital Inc., Recycle Tech Inc., RPHL Acquisition Corp, Shimmer Gold, Inc., Smart Holdings, Inc., SpectraSource, Inc., 3D Shopping.com, Springfield Company, Inc., Unidigital, Inc., Volcanic Gold, WES Consulting, Inc., XRG, Inc., and Yzapp International, Inc.

Currently, Mr. Meuse serves on the board of directors of the following public companies:  Big Red Gold, Inc., Data Storage Consulting Services, Inc., Cienega Creek Holdings, Inc., Luke Entertainment, Inc., NuOasis Laughlin, Daytona Systems, Inc., and Heroes, Inc.

Family Relationships

None of the Company’s directors or executive officers is related by blood, marriage or adoption to any other director or executive officer.

Director Independence

We currently do not have any independent directors, as the term “independent” is defined by the rules of the American Stock Exchange.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters.

           The Company's common shares trade on the Electronic Bulletin Board of the National Association of Securities Dealers, Inc. under the symbol "CCKH.OB".  The following table shows, for the calendar periods indicated, the range of reported high and low bid quotations for those shares. Such prices reflect inter dealer prices, without retail markup, mark down or commission and may not necessarily represent actual transactions.

	2009		2008

	High Close	Low Close	High Close	Low Close

1st Quarter	.51	.17	N/A	N/A
2nd Quarter	.43	.145	.95	.10
3rd Quarter	.51	.05	.90	.15
4th Quarter	.51	.05	.45	.17

As of March 24, 2010, there were approximately 28 holders of the Company’s common stock as reflected on the books of the Company's transfer agent.

Executive Compensation

The following table shows the compensation of our executive officers for the fiscal years ended March 31, 2010 and March 31, 2009:

Summary Compensation Table

	Long-Term Compensation
	Annual Compensation		Awards
Name and			Restricted	All Other
Principal Position	Year	Salary	Stock	Compensation

Michael Klinicki,
Former President, Chief Executive	2010	$37,500	-0-	-0-
Officer, Chief Financial Officer,	2009	$12,500	$1,000	-0-
Secretary, Treasurer, Director

Joseph J. Meuse
Director, former President	2010	-0-	-0-	-0-

Option Grants in the Last Two Fiscal Years.

During the fiscal years ended March 31, 2010, and March 31, 2009, we have not granted any stock options to our named executive officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

During our fiscal year ended March 31, 2010, none of our named executive officers or directors exercised any options to purchase shares of Common Stock.  The following table sets forth, for each of our named executive officers and directors, the number and value of vested and unvested options held as of March 31, 2010 and the value of any in-the-money stock options, vested and unvested, as of such date.

	No. of Securities		Value of Unexercised In-The-Money Options
Name	Underlying Options Granted		at March 31, 2010

	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael A. Klinicki	None	None	None	None

Joseph J. Meuse	None	None	None	None

Director Compensation

Directors of our Company are not compensated in cash for their services but are reimbursed for out-of-pocket expenses incurred in furtherance of our business.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           None.

(b)          On April 26, 2010, Joseph J. Meuse resigned as a member of the Company’s board of directors and as President of the Company.  Mr. Meuse’s resignation as President was effective immediately.  Mr. Meuse’s resignation as a member of the Company’s board of directors will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934.

(c)           On April 26, 2010, Qingyu Meng was appointed as the Company’s President and Yung Kong Chin was appointed as the Company’s Secretary, effective immediately.  The circumstances surrounding the appointment of Messrs. Chin and Meng are described under Items 1.01 and 5.01(a), above.

Mr. Chin, age 57, graduated from the University of Hull in the United Kingdom with a Master of Finance.  Mr. Chin served as president of QMIS Capital Finance Pty. Ltd. in Singapore and QMIS Capital Finance Investment Inc. from 2003 to the present.  Before joining QMIS, he was a financial controller for the Kwok Group company in China.

Mr. Meng, age 41, is a Master’s Degree candidate with a bio-pharmaceuticals major in the life science college, Heilongjiang August First Land Reclamation University.  Since 2001, he has specialized in housefly bio-active proteins’ medical application research in the area of molecular biology. He is the member of Heilongjiang Provincial Hospital Management Association Professional Committee of Clinical Nutrition; the managing director of Daqing Nutrition Society; a technology partner of State Key Protein Structure Laboratory; and he independently has four national invention patents of full housefly bio-active proteins.  Since 2005, he has been the chairman and president of China Housefly Biotechnology Holding Company.

(d)           On April 26, 2010, Yung Kong Chin and Qingyu Meng were appointed as members of the Company’s board of directors.  Mr. Chin’s and Mr. Meng’s appointment as members of the Company’s board of directors will take effect on the tenth day following the mailing by the Company of an information statement that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934, at which point Mr. Chin and Mr. Meng will serve as the two members of the board of directors. The circumstances surrounding Mr. Chin’s and Mr. Meng’s appointment are described under Items 1.01 and 5.01(a), above.

(e)           None.

(f)            Not applicable.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

No. 10.1	Common Stock Purchase Agreement dated April 26, 2010, by and among China Sheng Yong Bio-pharmaceutical Holding Company Limited, Belmont Partners, LLC and Cienega Creek Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cienega Creek Holdings, Inc.

By:	/s/ Qingyu Meng
Qingyu Meng
President

Dated: April 28, 2010